UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  July 28, 2015
MACROGENICS, INC.
 (Exact Name of Registrant as Specified in Charter)
Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Medical Center Drive, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 28, 2015, MacroGenics, Inc. announced that its partner, Janssen Biotech, Inc. ("Janssen"), had initiated dosing in a Phase 1 trial of MGD011 (also known as JNJ-64052781). MGD011 incorporates MacroGenics' proprietary platform for Dual-Affinity Re-Targeting (DART®) to simultaneously target CD19 and CD3 for the potential treatment of B-cell malignancies. Achievement of this milestone triggers a $10 million payment to MacroGenics by Janssen. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  Press release issued by the company on July 28, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2015	MACROGENICS, INC.
	By:	/s/Atul Saran Atul Saran General Counsel

EXHIBIT INDEX

Exhibit Number    Description of Exhibit
99.1               Press release dated July 28, 2015